SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                October 24, 2001
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



      Delaware                         1-4389                    06-1534213
(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)                 File No.)              Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 and 99.2 and incorporated by reference herein are the texts of press releases (the "Press Releases") issued October 24, 2001 by Applera Corporation ("Applera") regarding fiscal year 2002 first quarter results for Applera's Applied Biosystems and Celera Genomics groups.

         Beginning in the fourth quarter of fiscal year 2001, Applera's Applied Biosystems group commenced the reporting of net revenues by product category. For reference purposes, the comparable classification of quarterly net revenues for fiscal year 2001 is as follows:

Revenues (Dollar amounts in millions)       Q1             Q2            Q3            Q4           FY01
-------------------------------------       --             --            --            --           ----
Instruments, including software         $185.0         $207.7        $229.2        $191.4       $  813.3
   Percent of Net Revenues                50.9%          50.5%         52.1%         47.2%          50.2%

Consumables                             $124.5         $150.3        $159.0        $158.3       $  592.1
    Percent of Net Revenues               34.2%          36.6%         36.2%         39.1%          36.6%

Other Sources                           $ 54.1         $ 53.0        $ 51.6        $ 55.4       $  214.1
    Percent of Net Revenues               14.9%          12.9%         11.7%         13.7%          13.2%

Net Revenues                            $363.6         $411.0        $439.8        $405.1       $1,619.5



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Report:

          Exhibit No.                       Description

              99.1            Press Release issued October 24, 2001 with respect
                              to the Applied Biosystems group.
              99.2            Press Release issued October 24, 2001 with respect
                              to the Celera Genomics group.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLERA CORPORATION



                                      By:       /s/ Dennis L. Winger
                                          --------------------------------------
                                            Dennis L. Winger
                                            Senior Vice President and
                                            Chief Financial Officer









Dated:  October 24, 2001

                                  EXHIBIT INDEX


           Exhibit No.                                   Description

              99.1            Press Release issued October 24, 2001 with respect
                              to the Applied Biosystems group.
              99.2            Press Release issued October 24, 2001 with respect
                              to the Celera Genomics group.